UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 24, 2007

NATIONAL WESTERN LIFE INSURANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

COLORADO	84-0467208
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

2-17039
(Commission File Number)

850 EAST ANDERSON LANE, AUSTIN, TEXAS	78752-1602
(Address of Principal Executive Offices)	(Zip code)

(512) 836-1010
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2007, the Board of Directors of National Western Life Insurance Company (“Company”) adopted an amendment to Section 5.01 of the Company’s Bylaws to permit the Company to issue uncertificated shares. The Company’s Bylaws were amended to comply with a Nasdaq rule change requiring listed securities to participate in the Direct Registration System (“DRS”), currently administered by the Deposit Trust Corporation, by January 1, 2008. DRS allows a stockholder’s ownership of securities to be registered, maintained and transferred on the books of the Company’s transfer agent electronically without the issuance of a physical stock certificate.

A copy of the amendment to the Company’s Bylaws is attached hereto as Exhibit 3 ii (g) and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

( d ) Exhibits

Exhibit No.	Description

3 ii (g)	Amendment to the Bylaws of National Western Life Insurance Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE INSURANCE COMPANY

/S/Brian M. Pribyl
Date: August 29, 2007	Brian M. Pribyl Senior Vice President Chief Financial & Administrative Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

3 ii (g)	Amendment to the Bylaws of National Western Life Insurance Company